Segment reporting	9 Months Ended
Sep. 30, 2020
Operating Segments [Abstract]
Segment reporting	Segment reporting
The Chief Operating Decision Maker (“CODM”) of the Company considers there to be one reporting and operating segment, being “Frozen Foods” and is reflected in the segment presentation below for the periods presented.

		For the three months ended September 30,		For the nine months ended September 30,
		2020	2019	2020	2019
	Note	€m	€m	€m	€m
Profit for the period		56.4	39.2	166.4	107.7
Taxation		14.9	11.0	48.7	41.2
Net financing costs	7	15.7	17.9	44.2	48.0
Depreciation & amortization		16.9	16.7	51.6	50.0
EBITDA		103.9	84.8	310.9	246.9
Exceptional items	6	2.5	1.7	27.3	49.9
Other add-backs		2.3	9.3	9.2	19.3
Adjusted EBITDA		108.7	95.8	347.4	316.1

Other add-backs include the elimination of share-based payment expense and related employer payroll tax expense of €1.7 million for the three months ended September 30, 2020 (2019: €6.5 million) and €7.6 million for the nine months ended September 30, 2020 (2019: €16.2 million), as well as the elimination of M&A related investigation costs of €0.6 million for the three months ended September 30, 2020 (2019: €2.8 million) and €1.6 million for the nine months ended September 30, 2020 (2019: €3.1 million). We exclude these costs because we do not believe they are indicative of our normal operating costs, can vary significantly in amount and frequency, and are unrelated to our underlying operating performance.
No information on segment assets or liabilities is presented to the CODM.
External revenue by geography

	For the three months ended September 30,		For the nine months ended September 30,
	2020	2019	2020	2019
	€m	€m	€m	€m
United Kingdom	173.8	165.0	555.2	514.8
Italy	88.7	84.2	311.4	284.1
Germany	86.1	75.1	285.2	237.3
Sweden	39.6	44.0	119.4	133.1
France	47.4	41.5	150.1	125.8
Norway	31.2	29.8	84.6	88.8
Austria	26.7	21.6	91.9	76.4
Spain	19.4	20.8	63.3	60.2
Rest of Europe	63.4	58.3	197.1	175.4
Total external revenue by geography	576.3	540.3	1,858.2	1,695.9